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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 10, 2002


                                AMERIANA BANCORP
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               (Exact Name of Registrant as Specified in Charter)


          INDIANA                      0-22423                   35-1782688
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(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
of Incorporation)                 Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA 47263-1048
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's Telephone Number, Including Area Code: (765) 529-2230
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.    OTHER EVENTS
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     On April 10, 2002, the Registrant  announced that Bradley L. Smith had been named the Registrant's Senior Vice President-Treasurer replacing Richard E. Welling who had resigned to pursue other interests. For further information, reference is made to the Company's press release, dated April 10, 2002, which is attached hereto as Exhibit 99, and incorporated herein reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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The following is a list of exhibits filed with this Current Report on Form 8-K.

Exhibit No.                Description
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     99                    Press Release, dated April 10, 2002


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           AMERIANA BANCORP




Dated: April 16, 2002
                                           By: /s/ Timothy G. Clark
                                               ---------------------------------
                                               Timothy G. Clark
                                               Executive Vice President